Amendment No. 3
                                     to
                        Schedule A to Exhibit (10)(j)
                               January 31, 2001


     The following table sets forth the name of each current director of Potlatch Corporation who has executed the Indemnification Agreement filed as Exhibit (10)(j):

     Name of Director                     Date Agreement Executed

     Richard A. Clarke                      December 11, 1986
     Kenneth T. Derr                        January 1, 1994
     Boh A. Dickey                          August 7, 2000
     Vivian W. Piasecki                     December 10, 1992
     Gregory L. Quesnel                     September 15, 2000
     Toni Rembe                             December 11, 1986
     Reuben F. Richards                     December 11, 1986
     Judith M. Runstad                      March 9, 1999
     L. Pendleton Siegel                    November 1, 1997
     Frederick T. Weyerhaeuser              December 11, 1986
     Dr. William T. Weyerhaeuser            February 22, 1990







                                                    Exhibit (10)(j)(i)